SUPPLEMENT DATED OCTOBER 10, 2005 TO THE PROSPECTUS

DATED MAY 2, 2005

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

The second paragraph in the section entitled "The Sub-Adviser and Portfolio Management" for the JNL/Oppenheimer Global Growth Fund should be deleted in its entirety and replaced with the following:

Effective October 1, 2005, the portfolio manager of the Fund is Rajeev Bhaman, Vice President. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman had been co-manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The second paragraph in the section entitled "The Sub-Adviser and Portfolio Management" for the JNL/Putnam Equity Fund should be deleted in its entirety and replaced with the following:

The Fund is managed by the U.S. Core Equity Team at Putnam. The team is headed by James C. Wiess, Managing Director and Senior Portfolio Manager on the U.S. Core Equity team. He joined Putnam in 2000, is a CFA charterholder and has 20 years of investment management experience. Prior to that Mr. Wiess was a Portfolio Manager with JP Morgan Investment Management. Other members of the team include Richard P. Cervone and James S. Yu. Mr. Cervone, Managing Director, joined Putnam in 1998 and has 7 years of investment experience. Mr. Yu is a Vice President and a Chartered Financial Analyst with 8 years of investment experience. He joined Putnam in 2002.

This Supplement is dated October 10, 2005.

(To be used with VC3656 Rev. 05/05, VC3657 Rev. 05/05, VC3723 Rev. 05/05, VC5825 05/05, NV3174CE Rev. 05/05, NV3784 Rev. 05/05, VC4224 Rev. 05/05, NV4224 Rev. 05/05, VC5526 Rev. 05/05, NV5526 Rev. 05/05, NV5825 05/05, FVC4224FT Rev. 05/05, VC5890 05/05, VC5884 05/05, VC5869 05/05, VC5885 05/05, NV5869 05/05, NV5890 05/05, NV5884 05/05, NV5885 05/05, HR105 Rev. 05/05, and VC2440 Rev. 05/05.)

V5963 10/05

SUPPLEMENT DATED OCTOBER 10, 2005 TO THE STATEMENT

OF ADDITIONAL INFORMATION DATED MAY 2, 2005

JNL® SERIES TRUST

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 89, in the section entitled "Investment Sub-Advisers and Portfolio Managers" for OppenheimerFunds, Inc., please delete the sub-section entitled "Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest" for the JNL/Oppenheimer Global Growth Fund for William Wilby in its entirety.

On page 90, in the table entitled "Security Ownership of Portfolio Manager(s)" for OppenheimerFunds, Inc., please delete William Wilby.

On page 95, in the section entitled "Investment Sub-Advisers and Portfolio Managers" for Putnam Investment Management, LLC, please delete the sub-section entitled "Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest" for the JNL/Putnam Equity Fund for Joshua Brooks in its entirety.

On page 98, in the table entitled "Security Ownership of Portfolio Manager(s)" for Putnam Investment Management, LLC, please delete Joshua Brooks.

This Supplement is dated October 10, 2005.

(To be used with V3180 Rev. 05/05)

V5964 10/05

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